UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2014
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction	001-32989 (Commission File Number)	94-0787340 (IRS Employer Identification No.)
of incorporation)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2014, Yuma Energy, Inc. (the “Company”) issued a press release announcing financial results for the third quarter ended September 30, 2014 and provided an operational overview. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated November 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: November 14, 2014	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 14, 2014.